Index supplement to the prospectus dated April 13, 2023, the prospectus supplement dated April 13, 2023, the prospectus addendum dated June 3, 2024, the product supplement no. 3 - I dated April 13, 2023 and the underlying supplement no. 23 - I dated August 28, 2023 The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Registration Statement Nos. 333 - 270004 and 333 - 270004 - 01 Dated January 13, 2026 Rule 424(b)(3) Hypothetical and Actual Historical Monthly and Annual Returns  Backtested  Actual Year Dec Nov Oct Sep Aug Jul Jun May Apr Mar Feb Jan - 7.70% - 0.31% - 1.52% - 0.29% - 1.11% - 1.18% 0.57% - 1.80% 0.42% - 1.08% - 1.57% - 0.09% 1994 14.10% 0.63% 2.25% - 0.09% 1.29% - 0.31% 0.22% 0.57% 2.51% 1.53% 3.01% 2.08% - 0.34% 1995 4.73% - 1.42% 2.25% 1.82% 3.19% 1.81% - 2.13% - 1.46% 1.10% 0.96% 1.69% - 1.94% - 1.05% 1996 6.08% 0.13% - 1.00% - 0.15% 2.32% - 1.20% 4.08% 0.87% - 0.56% 0.64% - 0.23% 0.39% 0.75% 1997 6.06% - 2.09% 1.44% - 0.40% 2.32% - 0.45% 0.88% 0.75% - 0.28% 0.57% 1.45% 1.03% 0.75% 1998 - 0.40% 1.35% 0.38% - 0.32% 1.99% 0.43% - 0.47% - 1.19% - 1.79% 0.88% - 0.76% - 1.69% 0.86% 1999 4.43% - 1.04% 0.65% - 0.08% 0.00% 1.50% - 0.22% 1.37% 0.93% - 0.74% 0.40% 1.89% - 0.27% 2000 0.81% - 0.14% - 0.84% 0.74% - 0.84% 0.74% - 0.92% 0.58% - 0.05% 0.67% - 0.51% 0.18% 1.23% 2001 3.75% 2.34% - 0.68% - 1.06% 0.92% 1.46% - 1.02% - 0.39% - 0.21% 1.37% 0.70% 0.72% - 0.40% 2002 3.33% 1.98% 1.06% 0.77% 0.40% 0.09% - 2.28% - 1.25% 3.14% 0.44% - 2.02% 0.43% 0.65% 2003 4.62% 0.11% 0.62% 1.49% 1.09% 1.23% - 0.04% - 0.34% - 0.05% - 1.70% 0.57% 1.22% 0.37% 2004 13.24% 2.45% 2.89% - 0.68% 1.54% 0.94% 1.03% 1.37% 0.53% - 0.43% 2.13% 0.24% 0.56% 2005 - 2.80% 0.01% - 0.12% 0.84% - 0.49% 0.67% 0.72% - 1.29% - 2.61% - 0.39% 0.12% - 1.34% 1.12% 2006 5.13% 0.96% 1.76% 1.97% 0.27% - 0.09% - 0.99% - 0.29% 0.00% 2.03% - 0.14% - 0.74% 0.34% 2007 1.03% 3.26% 2.92% - 5.12% - 2.46% 0.57% 0.66% - 0.24% 1.76% - 0.46% 0.23% 1.20% - 0.98% 2008 - 0.58% - 2.22% 2.43% - 0.86% 0.73% 0.63% 1.27% 0.21% - 0.62% - 0.73% 0.40% - 0.65% - 1.08% 2009 4.74% - 0.17% - 0.82% 0.90% 0.68% 2.44% - 0.49% 0.31% - 0.75% 1.32% 1.36% 0.26% - 0.35% 2010 6.51% 1.24% - 0.04% 1.05% - 1.64% 2.73% 2.07% - 0.79% - 0.05% 2.52% - 0.83% 0.76% - 0.58% 2011 4.29% 0.85% 1.13% - 0.32% 0.20% 0.20% 0.34% - 0.89% 0.57% 0.89% 0.14% 0.25% 0.88% 2012 9.27% 0.11% 1.10% 1.08% 2.23% - 1.60% 1.03% - 1.91% - 0.78% 2.41% 2.33% 2.19% 0.81% 2013 12.87% 2.07% 2.99% 1.12% 1.01% 2.44% - 0.26% 0.05% 1.75% 0.58% 0.08% 0.61% - 0.22% 2014 0.73% - 0.32% 0.40% 1.44% 0.34% - 2.78% 1.19% - 1.03% 0.51% - 1.28% 0.89% - 0.38% 1.85% 2015 0.45% 0.27% - 0.69% - 1.95% 0.09% - 1.50% 0.35% 2.67% - 0.87% - 0.47% 0.17% 2.47% 0.03% 2016 7.02% 1.13% 1.23% 2.41% 0.86% 0.02% 0.19% - 0.79% 0.40% 0.80% - 0.62% 1.84% - 0.62% 2017 0.67% 1.48% - 1.26% - 2.59% 0.24% 1.34% - 0.89% 0.70% 1.48% 1.07% - 0.41% - 3.47% 3.18% 2018 7.65% 0.13% - 0.39% 1.04% - 1.20% 3.06% 0.57% 2.53% 0.50% 0.82% 0.53% - 0.29% 0.14% 2019 3.50% 0.67% 0.81% - 1.62% - 0.70% 0.43% 1.25% 0.20% 0.67% 1.45% 1.62% - 2.67% 1.43% 2020 - 0.01% 1.78% - 1.62% 0.57% - 0.98% 0.25% 0.70% 0.43% 0.32% - 0.35% - 0.10% - 0.77% - 0.20% 2021 - 8.29% - 1.38% 2.34% - 0.02% - 3.07% - 2.30% 1.20% - 2.01% - 0.31% - 1.16% 0.69% - 0.01% - 2.45% 2022 4.80% 0.00% 2.64% - 0.96% - 1.07% - 0.06% - 0.49% 0.81% 0.12% 1.08% 2.77% - 1.45% 1.40% 2023 2.36% - 0.62% 0.00% - 0.88% 0.98% 0.42% - 0.87% 0.79% 0.20% - 1.16% 1.37% 1.41% 0.76% 2024 8.46% - 0.50% 0.47% 1.21% 1.52% 0.55% - 0.48% 0.05% 0.06% 2.01% 1.11% 0.58% 1.62% 2025 Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . Historical performance measures for the J.P. Morgan Multi - Asset Index (the “Index”) represent hypothetical backtested performance using the performance of each Constituent from February 22, 1994 through November 17, 2022, and actual performance of the Index from November 18, 2022 through December 31, 2025. Please see “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance. Except as noted above and in the sections entitled “Use of hypothetical backtested returns” at the end of this document, the hypothetical monthly and annual returns set forth above were determined using the methodology currently used to calculate the Index. PAST PERFORMANCE AND BACKTESTED PERFORMANCE ARE NOT INDICATIVE OF FUTURE RESULTS. Investing in the notes linked to the Index involves a number of risks. See “Selected Risks” at the end of this presentation, “Risk Factors” in the prospectus supplement and the relevant product supplement and underlying supplement and “Selected Risk Considerations” in the relevant pricing supplement. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or passed upon the accuracy or the adequacy of this document or the accompanying product supplement, underlying supplement, prospectus supplement or prospectus. Any representation to the contrary is a criminal otfense. The notes are not bank deposits, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency and are not obligations of, or guaranteed by, a bank. Hypothetical and Actual Historical Monthly Weights  Backtested  Actual Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 15% — 40% - 10% 30% 15% 10% - 5% - 10% 15% Dec 25 JANUARY 2026 J.P. Morgan Multi - Asset Index

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% - 5% 40% - 5% 10% 25% 10% — - 10% 25% Nov 25 15% — 30% - 5% 35% 5% 10% — — 10% Oct 25 10% — 35% - 10% 35% 5% 15% — - 5% 15% Sep 25 10% — 30% - 5% 40% — 5% 10% - 10% 20% Aug 25 10% — 35% 20% 30% - 10% - 5% 15% - 5% 10% Jul 25 5% - 5% 35% 15% 40% - 10% — 10% - 10% 20% Jun 25 10% - 5% 40% 15% 35% - 10% — 10% — 5% May 25 15% — 20% 5% 40% 5% — 10% - 10% 15% Apr 25 15% — 30% — 40% - 5% — 20% - 10% 10% Mar 25 10% — 40% - 5% 30% - 10% 5% 20% - 10% 20% Feb 25 5% — 40% 5% 20% - 10% 5% 15% - 10% 30% Jan 25 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 40% 15% 10% - 10% 5% 10% - 5% 25% Dec 24 15% — 40% 15% 10% - 10% — 15% - 10% 25% Nov 24 15% - 5% 35% 5% 40% - 10% — 5% - 5% 20% Oct 24 5% — 35% - 5% 40% — — 5% - 10% 30% Sep 24 5% — 25% 5% 40% - 10% 15% 5% — 15% Aug 24 5% 5% 40% 5% 20% - 10% 10% — - 10% 35% Jul 24 10% — 40% - 5% 25% - 10% 10% 15% - 10% 25% Jun 24 20% 5% 40% 5% 15% - 10% 10% 5% - 10% 20% May 24 10% — 40% — 25% - 10% 15% 5% - 10% 25% Apr 24 — — 40% 5% 25% - 10% 15% 5% - 10% 30% Mar 24 - 5% — 40% 5% 30% - 10% 15% 5% - 10% 30% Feb 24 5% — 40% 20% 15% - 10% 10% — - 5% 25% Jan 24 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% — 40% - 10% 40% - 5% 15% — - 10% 25% Dec 23 15% — 40% - 5% 40% - 10% 10% 10% - 10% 10% Nov 23 — 5% 40% 5% 40% - 10% 15% 10% - 10% 5% Oct 23 — — 40% 5% 40% - 10% 15% 10% - 10% 10% Sep 23 — — 40% 5% 40% - 10% 15% 5% - 10% 15% Aug 23 — — 40% 5% 40% - 10% 15% 10% - 10% 10% Jul 23 10% - 5% 40% - 5% 40% - 10% 20% 10% - 10% 10% Jun 23 5% - 5% 40% - 10% 40% — 15% 15% - 10% 10% May 23 10% - 5% 40% - 10% 35% 5% 10% 15% - 10% 10% Apr 23 5% — 40% — 40% — 10% 5% - 5% 5% Mar 23 20% — 40% - 10% 40% - 5% 10% 10% — - 5% Feb 23 5% 5% 40% - 10% 40% 10% 10% 10% - 10% — Jan 23 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 5% 40% — 40% — 10% 15% - 10% — Dec 22

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 40% - 5% 40% 5% 10% 10% - 10% — Nov 22 5% — 40% 5% 40% - 5% 15% — - 10% 10% Oct 22 — 10% 40% 10% 40% - 10% 10% — — — Sep 22 5% — 40% 10% 40% - 10% 10% 5% - 10% 10% Aug 22 5% 5% 40% 10% 40% - 10% 5% 10% - 10% 5% Jul 22 — 5% 40% 10% 40% - 10% 5% 10% - 5% 5% Jun 22 20% — 40% - 10% 40% - 5% 5% 10% - 10% 10% May 22 10% 5% 40% - 10% 40% - 5% — 10% - 10% 20% Apr 22 15% 5% 40% - 10% 40% — — - 5% - 10% 25% Mar 22 5% 10% 40% 40% 5% - 10% 5% - 5% - 10% 20% Feb 22 — — 40% 10% - 10% 30% — 5% - 10% 35% Jan 22 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — — 40% 10% - 10% 30% — 5% - 10% 35% Dec 21 (12/24 – 12/27) — 10% 40% 35% — - 10% 10% 5% - 5% 15% Dec 21 (11/23 – 12/23) — 10% 40% 10% 30% - 10% 10% — - 5% 15% Nov 21 - 5% 5% 40% 5% 40% - 10% 15% - 10% — 20% Oct 21 - 5% 5% 40% 40% - 10% 5% 5% — — 20% Sep 21 - 5% 5% 40% 40% - 10% 5% 5% — - 5% 25% Aug 21 - 5% 5% 40% 40% 5% - 10% 10% — 5% 10% Jul 21 5% 5% 40% 10% 25% - 10% 10% 5% - 5% 15% Jun 21 — 5% 40% 5% 40% - 10% 10% — 5% 5% May 21 — 5% 40% 40% 10% - 10% 10% 5% 5% - 5% Apr 21 5% — 30% - 10% 40% 20% 10% - 5% 5% 5% Mar 21 5% — 25% - 10% 35% 30% 10% - 5% 5% 5% Feb 21 5% — 25% - 10% 40% 25% 10% - 5% 5% 5% Jan 21 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% — 15% - 10% 35% 40% 10% - 5% — 10% Dec 20 5% — — 5% 40% 35% 10% - 5% - 5% 15% Nov 20 5% — 5% - 5% 40% 40% 10% — - 10% 15% Oct 20 5% — 10% - 5% 40% 35% 5% — - 10% 20% Sep 20 10% — 25% - 10% 40% 25% — 5% - 10% 15% Aug 20 5% — 10% - 5% 40% 35% 5% 5% - 10% 15% Jul 20 10% — 5% - 5% 40% 40% 5% — - 10% 15% Jun 20 10% — - 5% 5% 40% 40% 5% - 5% - 10% 20% May 20 10% — - 10% 10% 40% 40% 10% - 10% - 10% 20% Apr 20 10% — - 10% 40% 35% 15% 10% — - 10% 10% Mar 20 (3/13 – 3/25) 10% - 5% 5% 25% 10% 40% — 5% - 10% 20% Mar 20 (3/3 – 3/13) 20% - 5% 10% 5% — 35% 5% 10% - 10% 30% Mar 20 (2/24 – 3/2) 15% — - 10% 10% 10% 35% 10% 5% - 10% 35% Feb 20

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — - 10% 10% 30% 20% 10% 5% - 10% 35% Jan 20 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — - 5% 15% 5% 40% 5% 20% - 10% 20% Dec 19 20% - 5% 25% 10% - 10% 25% 10% 15% - 5% 15% Nov 19 20% — 15% 40% - 10% 5% 10% 15% - 10% 15% Oct 19 15% — 5% 40% - 10% 40% 5% - 5% - 10% 20% Sep 19 20% - 5% 25% 40% - 5% 10% — — - 10% 25% Aug 19 5% - 5% - 10% 40% 10% 40% - 5% 5% - 10% 30% Jul 19 10% - 5% - 10% 40% 15% 35% - 10% 10% - 10% 25% Jun 19 - 10% 5% - 10% 40% 10% 40% — 10% - 10% 25% May 19 - 10% — - 10% 40% 10% 40% 5% 5% - 10% 30% Apr 19 15% — 15% 40% - 10% 30% — - 5% 25% - 10% Mar 19 15% - 5% 30% 40% - 10% 20% - 5% — 10% 5% Feb 19 20% - 10% 40% 30% 20% - 10% 5% 5% - 10% 10% Jan 19 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 20% - 10% 40% 35% 15% - 10% 5% — - 10% 15% Dec 18 15% 10% 40% 40% - 5% - 10% 10% - 5% - 10% 15% Nov 18 - 10% 10% 40% 40% 10% - 10% 15% - 10% - 5% 20% Oct 18 - 15% 10% 25% 40% 25% - 10% 10% — 20% - 5% Sep 18 - 15% 5% 40% 40% 10% - 10% 10% — — 20% Aug 18 - 10% 15% 35% 30% 25% - 10% 10% - 5% 20% - 10% Jul 18 - 10% 15% 40% 40% 10% - 10% 10% — 10% - 5% Jun 18 - 5% 15% 40% 25% 25% - 10% 10% — 5% - 5% May 18 5% 10% 40% 40% 5% - 10% 15% - 10% 15% - 10% Apr 18 15% — 40% 5% 40% - 10% 10% - 10% - 10% 20% Mar 18 20% 10% 40% - 10% 30% - 10% 20% 5% - 10% 5% Feb 18 (2/6 – 2/22) 15% 10% 40% 5% - 10% - 10% 10% 5% - 5% 40% Feb 18 (1/25 – 2/5) 15% 5% 35% — - 10% - 5% 20% — — 40% Jan 17 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 10% 35% 10% — - 5% 10% — — 40% Dec 17 10% — 20% 30% - 10% - 10% 20% 10% - 5% 35% Nov 17 10% 5% 40% 10% - 10% - 10% 20% 5% - 10% 40% Oct 17 5% — 30% 30% - 10% - 10% 20% 5% - 10% 40% Sep 17 — — 20% - 5% 40% - 10% 15% — — 40% Aug 17 — - 5% 15% 30% 20% - 10% 15% 10% - 5% 30% Jul 17 10% - 5% 15% 15% 30% - 10% 10% 15% - 10% 30% Jun 17 15% - 5% 15% 40% — — 5% 5% 10% 15% May 17 15% - 5% 35% 5% 15% - 10% 5% 10% - 10% 40% Apr 17

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% — 5% 30% 30% - 10% 5% — — 35% Mar 17 10% — 35% 25% 10% - 10% 5% — 10% 15% Feb 17 - 5% — 30% 40% 20% - 10% 5% — 10% 10% Jan 17 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% — 40% 30% 20% - 10% 5% - 5% 25% - 10% Dec 16 — 5% 20% 40% - 5% 25% — 5% 5% 5% Nov 16 15% - 5% 40% 40% — - 10% — 5% — 15% Oct 16 10% — 15% 40% - 5% 25% - 5% 5% — 15% Sep 16 15% - 5% 40% 30% - 10% 10% — 5% - 5% 20% Aug 16 10% — 30% 40% - 10% 20% - 5% — - 10% 25% Jul 16 10% — 40% 40% - 10% 10% - 5% — - 10% 25% Jun 16 15% - 5% 40% 5% 35% - 10% — — - 5% 25% May 16 10% - 5% 40% 30% 15% - 5% - 5% 5% - 10% 25% Apr 16 10% — 30% 25% - 10% 35% - 5% 5% - 10% 20% Mar 16 10% - 5% 40% 40% 10% - 10% — — - 10% 25% Feb 16 — - 5% 40% 5% 40% - 5% 10% 5% - 10% 20% Jan 16 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% - 5% 40% 35% 15% - 10% 5% 10% — 5% Dec 15 10% - 5% 35% 40% 10% - 5% 5% 10% - 10% 10% Nov 15 5% - 5% 35% 35% - 10% 20% — 5% 20% - 5% Oct 15 10% - 5% 40% 25% 25% - 10% 15% - 5% 5% — Sep 15 - 5% - 5% 40% 5% 40% - 5% 15% 5% — 10% Aug 15 - 10% — 40% — 40% — 20% — 10% — Jul 15 - 5% — 25% - 5% 35% 15% 20% 5% — 10% Jun 15 - 5% — 20% 40% - 10% 25% 20% 5% 10% - 5% May 15 - 5% - 5% 20% 40% - 5% 25% 15% 5% 5% 5% Apr 15 - 5% - 5% 15% 40% - 10% 35% 10% — - 5% 25% Mar 15 5% - 10% 35% 40% - 10% 15% — — - 10% 35% Feb 15 10% - 10% 40% 40% - 10% 10% — — — 20% Jan 15 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — - 10% 40% 40% - 10% 10% 10% — - 5% 25% Dec 14 5% - 5% 15% 40% - 10% 35% — — - 10% 30% Nov 14 - 5% - 15% 35% 40% - 10% 10% 10% 5% - 10% 40% Oct 14 - 10% - 5% 20% 40% - 10% 30% 10% - 10% - 5% 40% Sep 14 - 10% - 5% 15% 40% - 10% 30% 5% 5% - 10% 40% Aug 14 — 15% 35% 35% - 10% - 10% 5% 10% - 10% 30% Jul 14 - 10% 5% 40% 40% - 10% 5% — 5% - 10% 35% Jun 14 - 5% 5% 40% 40% 5% - 10% - 5% 10% - 10% 30% May 14 - 5% - 5% 40% 40% - 10% 10% — - 5% — 35% Apr 14

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) - 5% - 5% 40% 40% - 10% 10% — 15% 5% 10% Mar 14 - 10% — 40% 40% 10% - 10% 5% 5% 5% 15% Feb 14 - 10% — 40% 20% 30% - 10% 5% 5% 15% 5% Jan 14 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) - 10% — 40% 20% 30% - 10% 10% — — 20% Dec 13 - 5% — 40% 30% - 10% 15% 5% 15% 15% - 5% Nov 13 - 5% 5% 40% 20% 25% - 10% 10% 10% 10% - 5% Oct 13 - 5% 5% 40% 10% 40% - 10% 5% 5% 20% - 10% Sep 13 - 5% - 5% 40% 15% 35% - 10% 5% 5% 15% 5% Aug 13 — - 5% 40% 20% 30% - 10% 5% — - 5% 25% Jul 13 - 5% - 5% 5% 20% — 40% 5% 10% - 10% 40% Jun 13 - 10% 5% 5% 40% - 10% 35% 10% — - 10% 35% May 13 - 5% - 10% 40% 30% - 10% 20% 15% 5% 20% - 5% Apr 13 - 15% — 40% 30% - 10% 20% 15% — 10% 10% Mar 13 - 10% — 20% 30% - 10% 30% 15% 5% 10% 10% Feb 13 - 10% — 25% 40% - 10% 20% 15% 15% 10% - 5% Jan 13 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) - 5% — — 40% - 10% 40% 5% 15% - 10% 25% Dec 12 - 10% — 15% 35% - 10% 35% 5% 15% - 10% 25% Nov 12 — - 5% 15% 30% - 10% 40% — 15% - 5% 20% Oct 12 - 5% — 10% 35% - 10% 40% — 10% - 10% 30% Sep 12 5% — 5% 40% - 5% 40% - 5% 5% - 10% 25% Aug 12 5% - 10% 35% 15% - 10% 40% 5% - 5% - 10% 35% Jul 12 — — 10% 40% - 10% 40% — — - 10% 30% Jun 12 — 5% — 40% — 40% — — - 10% 25% May 12 — 5% — 40% - 10% 40% 5% 5% - 10% 25% Apr 12 5% 5% — 35% - 5% 40% — 5% - 10% 25% Mar 12 5% 5% - 5% 25% 20% 40% - 5% — - 10% 25% Feb 12 - 5% 10% — 20% 20% 40% — — - 10% 25% Jan 12 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 10% 20% 15% 5% 40% - 5% — - 10% 25% Dec 11 — 10% 5% 40% 15% 20% — — - 10% 20% Nov 11 — 10% 20% 25% 5% 30% — - 5% - 10% 25% Oct 11 10% 5% - 5% 35% 40% 5% - 5% 5% - 10% 20% Sep 11 20% — 40% 20% 5% 5% 5% - 10% - 10% 25% Aug 11 (8/10 – 8/25) 15% — - 5% 20% 40% 5% — - 5% - 10% 40% Aug 11 (7/25 – 8/9) 10% — - 5% 15% 40% 25% - 5% 5% — 15% Jul 11 15% — 20% - 5% 35% 20% - 5% 5% - 10% 25% Jun 11

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 15% 5% 20% 20% 40% - 10% - 5% 10% - 5% 10% May 11 10% 5% 30% - 10% 35% 20% - 5% — - 5% 20% Apr 11 10% 5% 15% 30% 25% - 10% 5% 10% - 5% 15% Mar 11 5% — 5% 25% 40% - 5% — 15% - 10% 25% Feb 11 5% — 15% 30% 40% - 10% — 15% 15% - 10% Jan 11 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — - 10% 25% 15% 40% — 5% 15% 20% - 10% Dec 10 10% - 10% - 5% 35% 40% 10% - 5% 15% 10% — Nov 10 10% — - 10% 40% 35% 10% - 5% 5% - 5% 20% Oct 10 15% - 5% — 40% 40% — - 5% 10% - 5% 10% Sep 10 10% - 5% - 5% 40% 35% 10% - 5% 15% 5% — Aug 10 15% - 5% 10% 40% 10% 15% — 15% 5% - 5% Jul 10 10% - 5% 25% 40% - 10% 25% — 5% 20% - 10% Jun 10 5% 5% 30% 40% 10% - 5% 5% — 15% - 5% May 10 - 5% — 25% 40% 25% - 10% 5% 5% 10% 5% Apr 10 — — 40% 15% 35% - 10% 5% 5% 10% — Mar 10 5% - 5% 20% 40% 25% - 10% 10% 10% — 5% Feb 10 5% — 40% 20% 25% - 10% 5% 5% — 10% Jan 10 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 35% 5% 40% — — — - 10% 20% Dec 09 10% — 40% 10% 40% - 10% 5% — — 5% Nov 09 10% - 5% 40% 10% 40% - 10% 5% 5% — 5% Oct 09 10% — 35% 25% 30% - 10% 5% 5% 5% - 5% Sep 09 10% — 35% 25% 30% - 10% 5% — 5% — Aug 09 10% — 40% 25% 25% - 10% 5% 5% 5% - 5% Jul 09 10% — 40% 10% 40% - 10% 5% — — 5% Jun 09 10% - 5% 20% 30% 40% - 10% 5% 5% 10% - 5% May 09 10% — 20% 15% 40% 5% 5% — - 5% 10% Apr 09 10% — 35% 30% 25% - 10% 5% — 5% — Mar 09 10% — 20% 10% 40% 10% 5% — 5% — Feb 09 10% — 40% 10% 40% - 10% 5% — 5% — Jan 09 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 15% 35% 30% — — 10% 5% - 5% Dec 08 10% — 25% 25% 40% - 10% — 5% 5% — Nov 08 5% 5% 10% 40% 40% - 10% — 5% 10% - 5% Oct 08 (10/13 – 10/27) 5% 5% 35% 40% 15% - 10% 5% 5% - 10% 10% Oct 08 (10/10 – 10/13) — 5% 30% - 5% 40% 15% 5% — 20% - 10% Oct 08 (9/24 – 10/9)

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 5% 30% 5% 20% 25% — 5% 15% - 5% Sep 08 — 5% 35% 5% 40% — 5% 5% 15% - 10% Aug 08 — 5% 15% 20% 40% 5% - 5% 10% 15% - 5% Jul 08 - 5% 10% 15% 5% 40% 15% 5% 5% 10% — Jun 08 - 5% 15% 40% - 10% 40% 10% 5% - 5% 5% 5% May 08 — 10% 40% — 10% 30% 5% - 5% 5% 5% Apr 08 5% 10% 40% - 10% 40% 5% — — - 10% 20% Mar 08 15% — 35% - 5% 40% 5% — — - 10% 20% Feb 08 5% 5% 40% - 5% 40% — - 5% 20% - 10% 10% Jan 08 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 10% - 10% 40% 40% - 5% 15% - 10% 10% Dec 07 15% 5% 20% - 10% 40% 20% - 5% 15% — — Nov 07 15% 5% 10% - 10% 40% 30% - 5% 10% - 10% 15% Oct 07 5% - 10% 40% - 10% 10% 40% 5% 15% — 5% Sep 07 - 5% — 35% 10% — 15% 15% 20% - 10% 20% Aug 07 - 10% 5% 40% - 10% 40% - 5% 15% 15% - 10% 20% Jul 07 - 5% — 40% - 10% 20% 20% — 25% - 10% 20% Jun 07 5% — 35% - 10% 15% 35% - 10% 20% - 10% 20% May 07 5% - 5% 40% - 10% 5% 40% — 20% - 10% 15% Apr 07 5% - 5% 40% - 10% 35% - 10% 15% 5% - 10% 35% Mar 07 10% - 10% 40% - 10% 40% - 5% 10% 5% - 10% 30% Feb 07 — — 40% - 10% 35% - 10% 5% 15% - 10% 35% Jan 07 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% - 5% 40% - 10% 20% 30% - 5% 15% 5% 5% Dec 06 — - 5% 40% - 10% 40% - 10% 10% 10% - 10% 35% Nov 06 5% - 10% 40% - 10% 20% 20% 5% 10% - 10% 30% Oct 06 — 5% 40% - 5% 35% - 5% 15% — - 10% 25% Sep 06 5% 10% 25% 15% 40% - 10% 5% - 5% - 10% 25% Aug 06 — 10% 40% — 40% - 10% 5% 5% - 10% 20% Jul 06 10% — 40% 35% 10% - 10% 20% 5% — - 10% Jun 06 5% — 40% - 5% 40% - 10% 10% 20% 10% - 10% May 06 — — 30% 10% 35% - 10% 10% 20% 15% - 10% Apr 06 — — 40% 40% - 10% — 5% 30% 5% - 10% Mar 06 5% 10% 40% — 25% - 5% 5% 15% 15% - 10% Feb 06 5% — 40% 40% - 10% - 10% 20% 20% - 5% — Jan 06 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% — 40% 35% - 10% - 10% 25% 10% - 5% 10% Dec 05 10% - 5% 40% 40% - 10% - 10% 25% 5% 5% — Nov 05 10% 5% 35% 35% - 10% - 10% 25% 15% 5% - 10% Oct 05

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 10% 40% 35% - 10% - 5% 10% 20% 5% - 10% Sep 05 — 10% 40% 30% - 10% 5% 5% 20% 10% - 10% Aug 05 10% 10% 40% 35% - 10% — — 20% 5% - 10% Jul 05 - 10% 10% 25% 40% - 10% 25% - 5% 15% - 10% 20% Jun 05 5% 10% 40% 40% - 10% 5% - 5% — - 10% 25% May 05 — 10% 40% 40% - 10% - 10% 10% 15% - 10% 15% Apr 05 - 5% 10% 40% 40% - 10% - 5% 10% 5% - 5% 20% Mar 05 - 10% 10% 40% 40% - 10% 5% 10% — - 10% 25% Feb 05 - 5% 5% 35% 40% — - 10% 10% — 5% 20% Jan 05 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 10% 40% 40% - 10% - 5% — 5% - 5% 25% Dec 04 — 10% 35% 40% - 5% 10% — 10% 5% - 5% Nov 04 — 10% 20% 25% 25% 5% — 10% - 5% 10% Oct 04 — 10% 25% 15% 35% - 10% 5% — - 10% 30% Sep 04 - 5% 10% 25% 35% 25% - 5% 5% 5% — 5% Aug 04 — 5% 25% 20% 25% - 10% 5% 5% - 10% 35% Jul 04 - 5% 10% 35% 30% 25% - 10% 5% 5% - 5% 10% Jun 04 — 5% 40% 15% 20% - 10% 15% — — 15% May 04 5% 5% 40% 5% 35% - 5% 10% — 15% - 10% Apr 04 — 5% 30% 15% 30% - 10% 10% 5% 5% 10% Mar 04 5% 5% 15% 20% 40% - 5% — 5% 20% - 5% Feb 04 15% 5% 15% 20% 35% - 10% — 5% 10% 5% Jan 04 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% 5% 15% 20% 40% - 5% - 5% 5% 15% — Dec 03 10% 5% 20% 5% 40% — — 5% 10% 5% Nov 03 10% 5% 25% 10% 40% - 10% 5% — 15% — Oct 03 10% 10% 25% 10% 40% - 10% 5% 5% 10% - 5% Sep 03 10% 5% 40% — 40% - 10% 5% — 5% 5% Aug 03 — 5% - 10% 15% 30% 40% 5% 5% 5% 5% Jul 03 10% — 20% 15% 5% 40% - 5% — 10% 5% Jun 03 5% 5% 15% - 5% 30% 40% - 5% — — 15% May 03 10% — 30% - 10% 25% 35% — - 5% — 15% Apr 03 — 15% 20% 15% 40% — 5% — — 5% Mar 03 15% 10% 25% 10% 25% 5% 5% — — 5% Feb 03 10% 10% 20% - 10% 40% 20% — — 5% 5% Jan 03 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% 5% 35% - 10% 35% 15% — - 5% 10% 5% Dec 02 5% 5% 40% - 10% 10% 40% — — - 5% 15% Nov 02 5% 5% 15% 5% 40% 20% 5% — 5% — Oct 02

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 35% - 10% 30% 25% — — — 10% Sep 02 10% — 30% - 10% 35% 25% 5% — 5% — Aug 02 15% — 35% - 10% 40% 10% — — 15% - 5% Jul 02 15% — 40% - 10% 40% 5% 5% — 15% - 10% Jun 02 5% 5% 40% — 40% — — — 20% - 10% May 02 15% 5% 40% - 5% 40% - 5% — 5% 10% - 5% Apr 02 10% — 40% - 10% 40% 10% — — 15% - 5% Mar 02 10% — 40% — 40% — — — 20% - 10% Feb 02 10% — 40% 5% 40% - 5% — — 20% - 10% Jan 02 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 40% 35% 15% - 10% — — 10% — Dec 01 10% — 35% 15% 15% 15% — — 10% — Nov 01 5% 5% 40% 10% 40% - 10% — 5% - 10% 15% Oct 01 5% 5% 30% - 5% 25% 30% — — 20% - 10% Sep 01 5% 5% 35% - 10% 25% 30% — — 20% - 10% Aug 01 — 10% 40% - 5% 40% 5% 5% — 15% - 10% Jul 01 5% 5% 40% - 5% 35% 10% — 5% 15% - 10% Jun 01 — 10% 35% 15% 40% - 10% 5% 5% — — May 01 — 10% 35% 5% — 40% — 5% 5% — Apr 01 — 10% 40% 10% - 10% 40% — 5% 5% — Mar 01 — 10% 40% 10% - 10% 40% — 5% 5% — Feb 01 5% 5% 30% - 10% 20% 40% — 10% 5% - 5% Jan 01 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) — 10% 40% — 15% 25% — 10% — — Dec 00 — 10% 40% - 10% 10% 40% — 5% — 5% Nov 00 — 10% 30% — 40% 10% 5% 5% 5% - 5% Oct 00 — 10% 35% - 10% 40% 15% — 5% — 5% Sep 00 — 10% 40% - 5% 35% 10% 5% 5% — — Aug 00 — 10% 40% - 5% 40% 5% 5% 5% — — Jul 00 — 10% 35% — 40% 5% 5% — - 5% 10% Jun 00 — 10% 35% 10% 40% - 5% 5% 5% — — May 00 — 10% 40% 10% 30% — 5% — — 5% Apr 00 — 5% 40% — 40% — 5% 5% 5% — Mar 00 5% 5% 40% 10% 40% - 10% 5% 5% 5% - 5% Feb 00 5% 5% 25% 10% 40% — 10% 5% 5% - 5% Jan 00 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 25% 20% 40% - 10% 10% — 5% — Dec 99 5% 5% 30% 15% 40% - 5% 10% — - 5% 5% Nov 99 10% 5% 35% 10% 40% - 10% 5% — - 5% 10% Oct 99

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 30% 10% 40% — 5% — — 5% Sep 99 5% 5% 30% 20% 40% - 10% 5% — - 5% 10% Aug 99 5% — 25% 25% 40% - 10% 10% — — 5% Jul 99 5% 5% 35% 40% 15% - 10% 5% — — 5% Jun 99 10% 5% 20% 25% 40% - 10% 5% — - 5% 10% May 99 10% — 20% 5% 40% 15% 5% — - 5% 10% Apr 99 15% - 5% 20% 40% 10% 10% — 5% - 10% 15% Mar 99 10% - 5% 15% 40% 35% - 10% — 5% - 5% 15% Feb 99 10% — 15% 35% 40% - 10% — — - 5% 15% Jan 99 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% — 40% 25% 25% - 10% 5% — - 10% 15% Dec 98 15% - 5% 40% 35% 15% - 10% — — - 10% 20% Nov 98 10% — 25% 30% - 5% 30% 5% — - 10% 15% Oct 98 10% - 5% 25% 40% - 10% 25% — 5% - 10% 20% Sep 98 5% — 35% 35% 20% - 10% — 10% - 10% 15% Aug 98 10% — 40% 40% - 10% 10% — 10% - 10% 10% Jul 98 5% — 40% 35% 15% - 10% — 10% - 5% 10% Jun 98 10% - 5% 30% 30% 30% - 10% - 5% 5% 15% — May 98 10% - 5% 40% 40% - 5% 5% — 5% 5% 5% Apr 98 5% — 40% 35% 15% - 10% — 10% 5% — Mar 98 10% - 5% 20% 40% 30% - 10% 5% 5% - 5% 10% Feb 98 5% 5% 40% 40% 5% - 5% — 10% - 5% 5% Jan 98 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 40% 30% 5% 5% - 5% — 10% 5% Dec 97 - 5% 10% 35% 15% 40% - 10% — — 20% - 5% Nov 97 - 5% 5% 40% 15% 30% - 5% — 5% 25% - 10% Oct 97 — — 40% 30% 15% - 5% — 5% 15% — Sep 97 — 5% 40% 25% 15% - 10% 5% 10% 10% — Aug 97 — 5% 40% 10% 35% - 5% — 15% - 10% 10% Jul 97 — 10% 35% 20% 35% - 10% — 10% - 10% 10% Jun 97 5% 5% 40% 35% 15% - 10% 5% 10% - 10% 5% May 97 — 5% 40% 30% 20% - 10% — 10% - 10% 15% Apr 97 5% 5% 40% 30% 20% - 10% — 10% - 10% 10% Mar 97 5% 5% 40% 5% 40% - 10% - 5% 10% — 10% Feb 97 20% 5% 40% — 30% - 5% - 5% 15% - 10% 10% Jan 97 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 5% 5% 35% 25% 15% - 10% 5% 5% - 10% 25% Dec 96 10% 10% 40% 20% — - 10% 5% 10% — 15% Nov 96 15% 15% 40% 20% 5% - 10% — 5% — 10% Oct 96

JANUARY 2026 | J.P. Morgan Multi - Asset Index The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to December 31 , 2025 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 10% 10% 40% 40% - 10% - 10% 10% — - 10% 20% Sep 96 10% 15% 40% 35% — - 10% 10% - 5% - 10% 15% Aug 96 5% 5% 40% 25% — - 10% 15% — 10% 10% Jul 96 10% 5% 40% 20% — - 10% 10% — 30% - 5% Jun 96 10% 5% 30% 5% 20% - 10% 10% 5% 30% - 5% May 96 10% 10% 40% 5% 5% - 10% 10% 10% 15% 5% Apr 96 — 5% 40% 5% 20% - 10% 10% — 15% 15% Mar 96 5% — 25% 40% - 10% 10% 5% 5% - 10% 30% Feb 96 - 10% 15% 40% 30% - 10% 15% 5% - 10% — 25% Jan 96 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) - 10% 10% 40% 25% 15% - 10% 5% - 5% - 10% 40% Dec 95 - 10% 10% 40% 25% — 15% 5% - 10% — 25% Nov 95 - 10% 5% 35% 35% 20% - 10% 5% - 10% 15% 15% Oct 95 - 5% 10% 30% 30% 15% - 5% 5% - 10% 40% - 10% Sep 95 5% 5% 40% 5% 30% - 5% - 5% — 35% - 10% Aug 95 10% 5% 35% - 10% 10% 30% — - 5% 35% - 10% Jul 95 — 10% 40% — 40% — - 5% - 5% 5% 15% Jun 95 10% 10% 35% — 20% — — - 5% - 10% 40% May 95 5% 10% 40% 15% 25% - 5% — - 10% - 10% 30% Apr 95 10% 10% 40% — 35% - 10% - 5% — - 10% 30% Mar 95 15% 10% 40% 10% 25% - 10% - 5% — - 10% 25% Feb 95 5% 5% 40% 20% 15% - 10% 15% - 5% - 10% 25% Jan 95 Alternatives Fixed Income Equities United States United States Oil Japan (Medium - term (Long - term United States United States Precious Metals (Brent Crude (10 - year JGB Germany U.S. Treasury U.S. Treasury Japan Germany (Russell 2000 (S&P 500 (Gold Futures) Oil Futures) Futures) (Euro - Bund Futures) Note Futures) Note Futures) (TOPIX Futures) (DAX Futures) Futures) Futures) 15% 10% 40% 5% 30% - 10% — 5% - 10% 15% Dec 94 20% — 35% — 25% - 10% 5% - 5% - 10% 40% Nov 94 20% — 40% - 10% 30% - 10% — 5% — 25% Oct 94 15% — 30% - 10% 40% - 10% 5% 5% — 25% Sep 94 5% 10% 35% 10% 30% - 10% 5% 5% - 10% 20% Aug 94 10% 5% 40% - 5% 40% - 5% 10% 5% - 10% 10% Jul 94 15% — 40% — 40% - 10% 5% 10% - 5% 5% Jun 94 15% — 35% — 40% — 5% 5% - 10% 10% May 94 20% — 20% - 5% 40% 5% 5% 5% 15% - 5% Apr 94 15% - 5% 25% - 10% 40% 25% 5% 5% 5% - 5% Mar 94

JANUARY 2026 | J.P. Morgan Multi - Asset Index Selected Risks  Our affiliate, J.P. Morgan Securities LLC (“JPMS”), is the sponsor and the calculation agent of the Index and may adjust the Index in a way that atfects its level.  The Index is an “excess return” index and not a “total return” index because the Constituents do not reflect interest that could be earned on funds notionally committed to the trading of futures contracts.  The Index is subject to a 1.00% per annum daily deduction.  The Index may not be successful or outperform any alternative strategy that might be employed in respect of the Constituents. The Index may not approximate its initial volatility threshold.  The Index was established on November 18, 2022 and has a limited operating history.  There are risks associated with the Index’s momentum investment strategy. The Index may perform poorly at times when the phase of the market cycle is changing or during periods characterized by short - term volatility.  The Index comprises notional assets and liabilities. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.  The investment strategy used to construct the Index involves regular rebalancing and weighting constraints that are applied to the Constituents. No assurance can be given that the investment strategy used to construct the Index will outperform any alternative investment in the Constituents.  A significant portion of the Index’s exposure may be allocated to the Bond Constituents.  Concentration risks associated with the Index may adversely atfect the value of investments linked to the Index.  Each Constituent is subject to significant risks associated with the underlying futures contracts.  There are risks associated with correlation between the performances of the Constituents. If the performances of the Constituents become highly correlated during periods of negative performance, Index performance may be adversely impacted.  Because the Index may include notional short positions, there may be additional risks.  Each Constituent composing the Index may be replaced by a substitute constituent upon the occurrence of certain extraordinary events.  Suspensions or disruptions of market trading in the underlying futures contracts may adversely atfect the value of investments linked to the Index.  The Index is subject to risks associated with non - U.S. securities markets (including currency exchange risk), fixed income securities (including interest - rate related risks), small capitalization stocks and risks associated with investments in futures contracts (which, particularly in the case of commodities futures contracts, may be subject to legal and regulatory uncertainty).  An increase in the margin requirements for the underlying futures contracts included in the Constituents may adversely atfect the level of that Constituent.  The Index may in the future include underlying futures contracts that are not traded on regulated futures exchanges.  Negative roll returns associated with the underlying futures contracts constituting the Constituents may adversely atfect the performance of the Constituents and the value of investments linked to the Index.  The Index should not be compared to any other index or strategy sponsored by any of our affiliates and cannot necessarily be considered a revised, enhanced or modified version of any other J.P. Morgan index. The risks identified above are not exhaustive. You should also review carefully the related “Risk Factors” section in the prospectus supplement and the relevant product supplement and underlying supplement and the “Selected Risk Considerations” in the relevant pricing supplement. Disclaimer Important Information The information contained in this document is for discussion purposes only . Any information relating to performance contained in these materials is illustrative and no assurance is given that any indicative returns, performance or results, whether historical or hypothetical, will be achieved . All information herein is subject to change without notice, however, J . P . Morgan undertakes no duty to update this information . In the event of any inconsistency between the information presented herein and any otfering document, the otfering document shall govern . Use of hypothetical backtested returns Any backtested historical performance and weighting information included herein is hypothetical . The constituent may not have traded in the manner shown in the hypothetical backtest of the Index included herein, and no representation is being made that the Index will achieve similar performance . There are frequently significant ditferences between hypothetical backtested performance and actual subsequent performance . The results obtained from backtesting information should not be considered indicative of the actual results that might be obtained from an investment in notes referencing the Index . J . P . Morgan provides no assurance or guarantee that notes linked to the Index will operate or would have operated in the past in a manner consistent with these materials . The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations . Alternative simulations, techniques, modeling or assumptions might produce significantly ditferent results and prove to be more appropriate . Actual results will vary, perhaps materially, from the hypothetical backtested returns and allocations presented in this document . HISTORICAL AND BACKTESTED PERFORMANCE AND ALLOCATIONS ARE NOT INDICATIVE OF FUTURE RESULTS . Use of alternative performance The information provided herein uses “backtesting” and considers other hypothetical circumstances to estimate how the Index may have performed and how Basket Constituents may have been allocated prior to the actual existence of the Index . Prior to the availability of the WM/Reuters Closing Spot Rates, alternative prices were used for FX rates . For the U . S . Equity Constituents, prior to the existence of the current relevant equity index futures contract series, alternative relevant equity index futures contract series with the same equity reference index were used . Investment suitability must be determined individually for each investor, and investments linked to the Index may not be suitable for all investors . This material is not a product of J . P . Morgan Research Departments . The WM/Reuters Closing Spot Rates provided by Thomson Reuters (“TR”) . TR shall not be liable for any errors in or delays in providing or making available the data contained within this service or for any actions taken in reliance on the same, except to the extent that the same is directly caused by its or its employees’ negligence . Copyright © 2026 JPMorgan Chase & Co . All rights reserved . For additional regulatory disclosures, please consult : www . jpmorgan . com/disclosures . Information contained on this website is not incorporated by reference in, and should not be considered part of, this document . This monthly update document replaces and supersedes all prior written materials of this type previously provided with respect to the Index .